Recent accounting pronouncements	12 Months Ended
Dec. 31, 2023
Recent Accounting Pronouncements [Abstract]
Recent accounting pronouncements	Recent accounting pronouncements
Pronouncements implemented

Amendments to IAS 12, Income taxes

In May 2023, the International Accounting Standards Board issued amendments to IAS 12, Income taxes, to clarify the application to income taxes arising from tax law enacted or substantively enacted related to the Pillar Two model rules published by the Organization for Economic Co-operation and Development (OECD). The amendments require a mandatory temporary exception which prohibits the accounting for deferred taxes arising from tax law that implements the Pillar Two model rules. These amendments were effective immediately upon their release. The amendments also require disclosures that explain an entity's exposure to Pillar Two income taxes. These disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2023. The Company has applied the exception to recognizing and disclosing information about deferred tax assets and liabilities related to Pillar Two income taxes, as provided in the amendments to IAS 12.

In August 2023, Finance Canada released, for public consultation, the draft legislation to implement the OECD's Pillar Two global minimum tax regime. Pillar Two legislation has been enacted or substantively enacted in certain jurisdictions in which the Company operates. The legislation will be effective for the Company's financial year beginning January 1, 2024.

The Company has performed an assessment of its potential exposure to Pillar Two income taxes. This assessment is based on the most recent information available regarding the financial performance of the constituent entities of the consolidated group. Based on the assessment performed, the Company does not expect any material exposure to Pillar Two top-up taxes.